Short-Term Investments (Tables)	12 Months Ended
Dec. 31, 2022
Short-term Investments [Abstract]
Summary of Short Term Available For sale Products

	As of December 31,
	2021	2022
	RMB	RMB	US$
Debt securities:
Held-to-maturity time deposit	1,803,362,875	1,373,910,523	199,198,301
Equity securities:
Marketable wealth management products	330,857,592	567,522,325	82,283,003
Marketable investment in Li Auto*	464,715,237	—	—
Total short-term investments	2,598,935,704	1,941,432,848	281,481,304

*
The Company classified the investment in Li Auto as equity investments with readily determinable fair value. The security was valued using the market approach based on the quoted prices in active markets at the reporting date. The Company classified the valuation techniques that use these inputs as Level 1 of fair value measurements. In the first quarter of 2022, the company disposed all the remaining equity securities in Li Auto.